3Q TWENTY22 INVESTOR PRESENTATION ORIGIN BANCORP, INC.

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategy, projected plans and objectives, including the Company's loan loss reserves and allowance for credit losses related to the COVID-19 pandemic and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, including expectations regarding and efforts to respond to the COVID-19 pandemic and changes to interest rates by the Federal Reserve and the resulting impact on Origin's results of operations, estimated forbearance amounts and expectations regarding the Company's liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements or statistics preceded by, followed by or that otherwise include the words "assumes," "anticipates," "believes," "estimates," "expects," “foresees,” "intends," "plans," "projects," and similar expressions or future or conditional verbs such as "could," "may," “might,” "should," "will," and "would" and variations of such terms are generally forward- looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to: deterioration of Origin's asset quality; factors that can impact the performance of Origin's loan portfolio, including real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; Origin's ability to anticipate interest rate changes and manage interest rate risk (including the impact of higher interest rates on macroeconomic conditions, and customer and client behavior); the effectiveness of Origin's risk management framework and quantitative models; the risk of widespread inflation; Origin's inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin's common stockholders, repurchase Origin's shares of common stock and satisfy obligations as they become due; business and economic conditions generally and in the financial services industry, nationally and within Origin's primary market areas, including the impact of supply-chain disruptions and labor pressures; changes in Origin's operation or expansion strategy or Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; increasing costs as Origin grows deposits; operational risks associated with Origin's business; volatility and direction of market interest rates; significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; increased competition in the financial services industry, particularly from regional and national institutions; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated; an increase in unemployment levels and slowdowns in economic growth; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; changes in laws, rules, regulations, interpretations or policies relating to financial institutions, and potential expenses associated with complying with such regulations; periodic changes to the extensive body of accounting rules and best practices; further government intervention in the U.S. financial system; compliance with governmental and regulatory requirements, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and others relating to banking, consumer protection, securities, and tax matters; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; changes in the utility of Origin's non-GAAP liquidity measurements and its underlying assumptions or estimates; uncertainty regarding the transition away from the London Interbank Offered Rate ("LIBOR") and the impact of any replacement alternatives such as the Secured Overnight Financing Rate ("SOFR") on Origin's business; possible changes in trade, monetary, and fiscal policies, laws, and regulations and other activities of governments, agencies and similar organizations; natural disasters and adverse weather events, acts of terrorism, an outbreak of hostilities (including the impacts related to or resulting from Russia's military action in Ukraine, including the imposition of additional sanctions and export controls, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments), regional or national protests and civil unrest (including any resulting branch closures or property damage), widespread illness or public health outbreaks or other international or domestic calamities, and other matters beyond Origin's control; and system failures, cybersecurity threats and/or security breaches and the cost of defending against them. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and any updates to those sections set forth in Origin's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Furthermore, many of these risks and uncertainties are currently amplified by, may continue to be amplified by, or may, in the future, be amplified by the COVID-19 pandemic and the impact of varying governmental responses that affect Origin's customers and the economies where they operate. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, adjusted projected and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results. Certain prior period amounts have been reclassified to conform to the current year financial statement presentations. These reclassifications did not impact previously reported net income or comprehensive income. Origin reports its results in accordance with United States generally accepted accounting principles ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business. Management uses these non-GAAP measures to evaluate the Company's operating performance and believes that these non-GAAP measures provide information that is important to investors and that is useful in understanding Origin's results of operations. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: tangible book value per common share, adjusted tangible book value per common share, adjusted net income, pre-tax, pre-provision earnings, adjusted diluted earnings per share, net interest margin, adjusted, core efficiency ratio, adjusted return on average assets, pre- tax, pre-provision return on average assets, adjusted return on average equity, pre-tax, pre-provision return on average equity. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. 2 FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES

ORIGIN BANCORP, INC. _______ 16 TEXAS Entry: DFW 2008 | Houston 2013 | East Texas 2022 Loans: $4,382 Deposits: $4,271 LOUISIANA Entry: 1912 Loans: $1,435 Deposits: $2,873 DOLLARS IN MILLIONS, UNAUDITED (1) (2) 3 ORIGIN COMPANY SNAPSHOT • Origin Bancorp, Inc., the holding company for Origin Bank, is headquartered in Ruston, LA • Origin Bank was founded in 1912 • 59 banking centers operating across Texas, Louisiana & Mississippi DEPOSITS & LOANS BY STATE Note: All financial information is as of 09/30/22. (1) Excludes $19.3 million of non-market based deposits. (2) Excludes mortgage warehouse loans. MISSISSIPPI Entry: 2010 Loans: $605 Deposits: $614 8% 9% 37% 22% 55% 69% Loans (2)Deposits (1) ICS ICS 9 9 19 6

ORIGIN BANCORP, INC. _______ ORIGIN BANK + BTH —— ENHANCING —— OUR TEXAS FRANCHISE 4 COMPLETED MERGER WITH BT HOLDINGS, INC. ON AUGUST 1, 2022 Metric At Announcement (1) Updated TBV Share Dilution (3.6) % (2.5) % 23 EPS Accretion 12.7 5.7 (2) TBV Earnback (years) 2.2 1.6 (2) (1) Estimates provided at announcement on February 24th, 2022. (2) '23 EPS accretion and TBV earnback period are projections as of August 1st, 2022. (3) Unaudited. BTH Balances - Loans and Deposits (3) ORIGIN BANKING CENTERS (46) BTH BANKING CENTERS (13) (Dollars in Billions) 9/30/2022 8/1/2022 6/30/2022 BTH Loans $ 1.24 $ 1.24 $ 1.25 BTH Deposits 1.45 1.57 1.61

ORIGIN BANCORP, INC. _______ 5 A UNIQUE & DEFINED CULTURE

PERFORMANCE HIGHLIGHTS - THIRD QUARTER 2022

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

	QTD					YTD		
Balance Sheet	3Q22	2Q22	Linked Qtr % Δ	3Q21	YoY % Δ	3Q22	3Q21	YoY % Δ
Total Loans Held for Investment ("LHFI")	$6,882,681	$5,528,093	24.5 %	$5,187,288	32.7 %	$6,882,681	$5,187,288	32.7 %
Total Assets	9,462,639	8,111,524	16.7	7,470,478	26.7	9,462,639	7,470,478	26.7
Total Deposits	7,777,327	6,303,158	23.4	6,158,768	26.3	7,777,327	6,158,768	26.3
Tangible Book Value per Common Share[1][2]	23.41	25.05	(6.5)	28.76	(18.6)	23.41	28.76	(18.6)
Adjusted Tangible Book Value per Common Share[1]	29.13	29.92	(2.6)	28.26	3.1	29.13	28.26	3.1
Income Statement								
Net Income	16,243	21,311	(23.8)	26,978	(39.8)	58,237	80,224	(27.4)
Adjusted Net Income[1]	31,087	21,949	41.6	26,978	15.2	74,170	78,902	(6.0)
Pre-tax, Pre-Provision ("PTPP")[1]	36,005	29,570	21.8	29,299	22.9	91,209	91,131	0.1
Diluted EPS	0.57	0.90	(36.7)	1.14	(50.0)	2.30	3.40	(32.4)
Adjusted Diluted EPS[1]	1.09	0.92	18.5	1.14	(4.4)	2.92	3.34	(12.6)
Selected Ratios								
NIM - FTE	3.68 %	3.23 %	13.9 %	3.02 %	21.9 %	3.28 %	3.12 %	5.1 %
NIM - FTE, adjusted[3]	3.61	3.20	12.8	2.94	22.8	3.25	3.05	6.6
Efficiency Ratio	60.97	59.89	1.8	57.21	6.6	61.08	56.09	8.9
Core Efficiency Ratio[1]	52.16	54.10	(3.6)	53.03	(1.6)	54.64	51.46	6.2
Return on average assets (annualized) ("ROA")	0.70	1.08	(35.2)	1.43	(51.0)	0.93	1.44	(35.4)
Adjusted ROA (annualized)[1]	1.34	1.11	20.7	1.43	(6.3)	1.18	1.42	(16.9)
PTPP ROA (annualized)[1]	1.55	1.49	4.0	1.56	(0.6)	1.45	1.64	(11.6)
Return on average stockholders' equity (annualized) ("ROE")	6.86	12.81	(46.4)	15.21	(54.9)	10.02	15.81	(36.6)
Adjusted ROE (annualized)[1]	13.14	13.19	(0.4)	15.21	(13.6)	12.76	15.55	(17.9)
PTPP ROE (annualized)[1]	15.22	17.77	(14.4)	16.52	(7.9)	15.69	17.96	(12.6)
Allowance for Loan Credit Losses ("ALCL") to Total LHFI, adjusted [4]	1.29	1.25	3.2	1.63	(20.9)	1.29	1.63	(20.9)

[1] As used in this presentation, tangible book value per common share, adjusted tangible book value per common share, adjusted net income, PTPP, adjusted diluted EPS, core efficiency ratio, adjusted ROA, PTPP ROA, adjusted ROE and PTPP ROE are either non-GAAP financial measures or use a non-GAAP contributor in the formula. For a reconciliation of these alternative financial measures to their comparable GAAP measures, see slides 21-26 of this presentation.

[2] A decline in accumulated other comprehensive loss during the YTD period ended September 30, 2022 negatively impacted total stockholders' equity and tangible common equity and caused tangible book value per common share to decline primarily due to the steepening of the short end of the yield curve that occurred during 2022 and its impact on our investment portfolio.

[3] NIM - FTE, adjusted, is calculated for the quarter ended September 30, 2022, by removing the net Purchase Accounting ("PAA") accretion from the net interest income. For periods prior to September 30, 2022, it is calculated by removing average PPP loans from average interest-earning assets and removing the associated interest income (net of 35 basis points assumed cost of funds on average PPP loan balances) from net interest income.

[4] The ALCL to total LHFI, adjusted is calculated at September 30, 2022, by excluding the ALCL for warehouse loans from the total LHFI ALCL in the numerator and excluding the warehouse loans from the LHFI in the denominator. For the periods prior to September 30, 2022, it is calculated by excluding the ALCL for warehouse loans from the total LHFI ALCL in the numerator and excluding the PPP and warehouse loans from the LHFI in the denominator. Due to their low-risk profile, mortgage warehouse loans require a disproportionately low allocation of the ALCL.

ORIGIN BANCORP, INC.
6

TRENDING KEY MEASURES

UNAUDITED

Net Income ($)

DOLLARS IN THOUSANDS



12,702
16,243
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22

Diluted EPS ($)



0.53
0.57
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22

Total Revenues ($)

DOLLARS IN THOUSANDS



47,785
92,246
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22

Pre-Tax Pre-Provision Earnings ($)(1)

DOLLARS IN THOUSANDS



15,773
36,005
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22

Total LHFI, Adjusted ($)(2)

DOLLARS IN MILLIONS



3,102
6,422
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22

Total Deposits ($)

DOLLARS IN MILLIONS



3,672
7,777
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22

(1) As used in this presentation, pre-tax pre-provision earnings is a non-GAAP financial measure. For a reconciliation of non-GAAP financial measures to their comparable GAAP measures, see slides 21-26 of this presentation.

(2) Total LHFI, Adjusted excludes mortgage warehouse loans for all periods presented and PPP loans for periods prior to September 30, 2022.

ORIGIN BANCORP, INC.
7

ORIGIN BANCORP, INC. _______ TRENDING KEY MEASURES CONTINUED Efficiency Ratio (%) 60.97 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 UNAUDITED Net Charge Offs ($) 121 1,078 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 Net Charge Offs to Total Average LHFI (%)(1) 0.01 0.07 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 DOLLARS IN THOUSANDS Core Efficiency Ratio (%)(2) 63.51 52.16 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 21.07 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 Tangible Book Value per Common Share ($)(2)(3) (1) Annualized. (2) As used in this presentation, core efficiency ratio, tangible book value per common share, and adjusted tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slides 21-26 of this presentation. (3) A decline in accumulated other comprehensive loss during the YTD period ended September 30, 2022 negatively impacted total stockholders' equity and tangible common equity and caused tangible book value per common share to decline primarily due to the steepening of the short end of the yield curve that occurred during 2022 and its impact on our investment portfolio. 8 66.99 21.24 29.13 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 Adjusted Tangible Book Value per Common Share ($)(2) 23.41

ORIGIN BANCORP, INC. _______ ASSET AND STOCKHOLDERS' EQUITY GROWTH 1997 - 9/30/2022 UNAUDITED, DOLLARS IN MILLIONS Total Assets ($) 148 9,463 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 9/ 30 /2 02 2 Total Stockholders' Equity ($) 907 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 9/ 30 /2 02 2 CAGR 18.41% CAGR 19.05% 9 $100 $2,059 12 /3 1/ 96 12 /3 1/ 97 12 /3 1/ 98 12 /3 1/ 99 12 /3 1/ 00 12 /3 1/ 01 12 /3 1/ 02 12 /3 1/ 03 12 /3 1/ 04 12 /3 1/ 05 12 /3 1/ 06 12 /3 1/ 07 12 /3 1/ 08 12 /3 1/ 09 12 /3 1/ 10 12 /3 1/ 11 12 /3 1/ 12 12 /3 1/ 13 12 /3 1/ 14 12 /3 1/ 15 12 /3 1/ 16 12 /3 1/ 17 12 /3 1/ 18 12 /3 1/ 19 12 /3 1/ 20 12 /3 1/ 21 $0 $500 $1,000 $1,500 $2,000 $2,500 Total Shareholder Return (1) (1) Assumes $100 Invested on December 31, 1996, and dividends are reinvested. Data prior to May 9, 2018, is based upon private stock transactions and is not reflective of open market trades. 11 IPO

ORIGIN BANCORP, INC. _______ 10 1,741 1,956 2,247 2,620 4,382 1,067 1,127 1,343 1,545 1,766 806 674 829 904 1,075 1,415 395 DFW DFW-BTH Houston East Texas 2018 2019 2020 2021 3Q22 Deposit Trends by Texas Market ($) (2) Loan Trends by Texas Market ($) (1) TEXAS GROWTH STORY Texas Franchise Highlights DOLLARS IN MILLIONS, UNAUDITED • 25 branches throughout 5 counties in the 4th and 5th largest MSAs in the United States • Texas franchise represents 69% of LHFI, excluding mortgage warehouse loans, and 55% of deposits, excluding non-market-based deposits, at September 30, 2022. 1,395 1,854 2,574 3,132 4,271 772 989 1,581 1,925 1,666 526 623 865 993 1,207 1,166 913 DFW DFW- BTH Houston East Texas 2018 2019 2020 2021 3Q22 CAGR 27.9% CAGR 34.8% (1) Excludes mortgage warehouse loans and, for all periods prior to 3Q22, PPP loans. (2) Non-market based deposits are not included in state deposits.

ORIGIN BANCORP, INC. _______ 11 LOAN GROWTH 3,581 3,869 4,094 4,498 6,422 3,581 3,869 4,094 4,498 5,221 0 0 — 1,201 Origin BTH 2018 2019 2020 2021 3Q22 2,000 3,000 4,000 5,000 6,000 7,000 LHFI Key Data DOLLARS IN MILLIONS, UNAUDITED IDT 582632 • LHFI, excluding mortgage warehouse lines of credit, increased 79.3% from 12/31/2018, with a CAGR of 16.9%. Total C&I, owner occupied CRE and C&D, increased 67.3% from 12/31/2018, with a CAGR of 14.7%. • Total LHFI at 9/30/22, excluding mortgage warehouse lines of credit, were $6.42 billion, with the BTH merger contributing $1.20 billion, or 24.04%, of the total LHFI growth, net of purchase accounting adjustments. • Total mortgage warehouse lines of credit were $460.6 million, or 7.2%, of total LHFI at September 30, 2022. LHFI Growth excluding MW LOC ($) (1) CAGR: 16.9% 1,803 1,902 1,833 2,032 3,017 1,803 1,902 1,833 2,032 2,372 645 Origin BTH 2018 2019 2020 2021 3Q22 1,000 2,000 3,000 437 582632 C&I, Owner Occupied CRE and C&D Growth ($) (1) CAGR: 14.7% (1) Periods prior to 3Q22 exclude PPP loans.

WELL DIVERSIFIED LOAN PORTFOLIO

DOLLARS IN MILLIONS, UNAUDITED

Loan Composition at 9/30/2022: [(1)] $6,883



Residential Real Estate & Consumer 20%
Commercial & Industrial ("C&I") 28%
Non-Owner Occupied CRE: 20%
Mtg. WH LOC: 7%
Owner Occupied Construction/ Land/Land Development ("C&D"): 4%
Owner Occupied Commercial Real Estate ("CRE"): 12%
Non-Owner Occupied C&D: 9%
C&I, Owner Occupied CRE and C&D, Mtg. WH LOC: 51%
Non-Owner Occupied CRE and C&D: 29%

C&I, Owner Occupied CRE and C&D, MW LOC: [(1)] $3,477



Real Estate & Construction: 9%
Mtg. WH LOC: 7%
Finance & Insurance: 5%
Transportation Svcs: 4%
Retail Dealers: 2%
Energy: 2%
Healthcare: 2%
Banks: 2%
Restaurants: 2%
Commercial Svcs: 2%
Retail Shopping: 2%
Consumer Svcs: 2%
Wholesale Distribution: 2%
Professional Svcs: 2%
Materials&Commodities: 1%
Misc: 5%

Loan Portfolio Details

(Dollars in thousands)	3Q22	2Q22	1Q22	4Q21	3Q21
C&I [(2)]	$1,967,037	$1,429,338	$1,326,443	$1,348,474	$1,218,246
Owner Occupied CRE	800,981	609,358	588,279	523,655	473,558
Owner Occupied C&D	248,602	187,249	179,074	160,131	151,650
Mtg. WH LOC	460,573	531,888	503,249	627,078	713,339
Total Commercial	3,477,193	2,757,833	2,597,045	2,659,338	2,556,793
Non-Owner Occupied CRE	1,373,366	1,299,696	1,213,103	1,169,857	1,116,961
Non-Owner Occupied C&D	604,709	448,307	414,276	369,952	367,270
Residential Real Estate	1,399,182	1,005,623	922,054	909,739	913,411
Consumer Loans	28,231	15,733	15,774	16,684	15,896
PPP Loans [(2)]	—	901	32,154	105,761	216,957
Total Loans	$6,882,681	$5,528,093	$5,194,406	$5,231,331	$5,187,288

Non-Owner Occupied CRE and C&D: [(1)] $1,978



Misc: 2%
Gov. & Edu.: 1%
Finance & Insurance: 1%
Restaurant: 1%
Hotel: 1%
Multi-family: 2%
Healthcare: 3%
Office Building: 5%
Retail Shopping: 6%
Real Estate & Construction: 7%

[(1)] Does not include loans held for sale.
[(2)] PPP loans are immaterial at 3Q22.

ORIGIN BANCORP, INC.
12

ORIGIN BANCORP, INC. _______ 13 3,658 3,616 3,976 3,767 4,157 1,966 2,111 2,218 2,289 2,583 582 562 535 503 6706,206 6,289 6,729 6,559 7,410 Interest-bearing Demand Noninterest-bearing Time Deposits 3Q21 4Q21 1Q22 2Q22 3Q22 Average Deposits ($) DEPOSIT TRENDS 0.67 0.59 0.54 0.49 0.51 0.30 0.28 0.26 0.29 0.64 0.21 0.19 0.17 0.19 0.41 Time Deposits Cost of Interest-bearing Deposits Cost of Total Deposits 3Q21 4Q21 1Q22 2Q22 3Q22 Deposit Cost Trends (QTD Annualized) (%) DOLLARS IN MILLIONS, UNAUDITED IDT • Total deposits increased $1.47 billion compared to the linked quarter, or 23.4%. There were $1.57 billion in deposits acquired in the BTH merger. • The cost of total deposits increased 20 basis points from 0.21% in 3Q21 to 0.41% in 3Q22. Average quarterly fed funds rate increased 209 basis points from 0.09% at 3Q21 to 2.18% at 3Q22. • Average noninterest-bearing deposits increased $616.7 million compared to 3Q21 and represented 34.9% of total average deposits. • There were $248.6 million in new and renewed CD's during 3Q22 with a weighted average interest rate of 0.87%. (0.50) 0.03 0.16 0.12 0.77 2.18 Deposit Beta Average Quarterly Fed Funds Rate 1Q22 2Q22 3Q22 Deposit Beta (%)

CREDIT QUALITY

DOLLARS IN THOUSANDS, UNAUDITED

Asset Quality Trends (%)


0.49
0.52
0.49
0.50
0.41
0.42
0.25
0.13
0.20(1)
0.16(1)
3Q21
4Q21
1Q22
2Q22
3Q22
Nonperforming LHFI / LHFI, excl. PPP loans (%)
Past due LHFI / LHFI, excl. PPP loans (%)


1.52
1.35
1.36
0.94
1.01
0.24
0.22
0.14
0.12
0.07(1)
3Q21
4Q21
1Q22
2Q22
3Q22
Classified LHFI / Total LHFI, adjusted (%)
Net Charge-Offs / Average LHFI excl. PPP Loans (annualized) (%)

(1) PPP loans are immaterial for the quarter ended September 30, 2022; therefore, metrics for 3Q22 are calculated using unadjusted LHFI.

Allowance for Loan Credit Losses ("ALCL")

- **BTH merger-related non-PCD provision expense totaled $14.9 million, which was included in the provision for credit loss expense for 3Q22 of $16.9 million, compared to a provision expense of $3.5 million in *2Q22*, and net benefit of $3.9 million in 3Q21.**
- **The BTH merger-related CECL allocation totaled $20.4 million.**
- **ALCL to nonperforming LHFI is 594.11% at 3Q22, 448.16% at *2Q22*, and 284.86% at 3Q21.**


69,947
64,586
62,173
63,123
83,359
1.63
1.43
1.33
1.25
1.29(2)
1.35
1.23
1.20
1.14
1.21
3Q21
4Q21
1Q22
2Q22
3Q22
ALCL as a percentage of LHFI, adjusted (%)
ALCL as a percentage of LHFI (%)
ALCL ($)

(2) The ALCL to total LHFI, adjusted, is calculated at September 30, 2022, by excluding the ALCL for warehouse loans from the total LHFI ALCL in the numerator and excluding the warehouse loans from the LHFI in the denominator. For the periods prior to September 30, 2022, it is calculated by excluding the ALCL for warehouse loans from the total LHFI ALCL in the numerator and excluding the PPP and warehouse loans from the LHFI in the denominator. Due to their low-risk profile, mortgage warehouse loans require a disproportionately low allocation of the ALCL.

ORIGIN BANCORP, INC.
14

ORIGIN BANCORP, INC. _______ 15 YIELDS, COSTS AND LHFI PROFILE Yield on LHFI (%) 4.05 4.11 4.08 4.26 4.94 3.25 3.25 3.29 3.94 5.36 1.02 2.47 0.05 0.05 0.71 2.14 Yield on LHFI Yield on LHFI excl. PPP Loans and PAA Avg. Prime Rate Avg. 1M LIBOR Avg. SOFR 3Q21 4Q21 1Q22 2Q22 3Q22 Cost of Funds (%) (1) Yield on LHFI excl. PPP loans and PAA (purchase accounting adjustments) reflects the exclusion of PPP loans for periods prior to 3Q22 and the exclusion of PAA for 3Q22. 0.37 0.34 0.33 0.35 0.62 0.41 0.63 Cost of Total Deposits & Borrowings Cost of Interest Bearing Deposits Cost of Total Deposits Cost of Total Deposits & Borrowings excl. PAA 3Q21 4Q21 1Q22 2Q22 3Q22 0.30 0.28 0.26 0.21 0.19 0.17 0.19 0.29 • LHFI with fixed rate: 42%; LHFI with floating rate: 58% • $794.7 million LIBOR-based, $2.1 billion Prime-based and $411.6 million SOFR-based loans at 3Q22. 0.09 0.09 3.95 4.21 4.86(1) (1) 0.64 3.98 3.94 0.23 0.09

ORIGIN BANCORP, INC. _______ 16 DOLLARS IN THOUSANDS, UNAUDITED 52,541 54,180 52,502 59,504 78,523 42,884 45,035 46,202 54,241 71,494 5,962 5,385 3,897 4,544 5,614 3,695 3,760 2,403 719 1,415 3.02 3.06 2.86 3.23 3.68 2.87 2.85 2.70 3.14 3.56 Net Interest Income excl. MW LOC, adjusted ($) MW LOC Net Interest Income ($) PPP Net Interest Income ($) Net Purchase Accounting Amortization ($) NIM (FTE) (%) NIM (FTE) excl. MW LOC, adjusted (%) 3Q21 4Q21 1Q22 2Q22 3Q22 NET INTEREST INCOME AND NIM TRENDS 78,523 59,504 11,669 9,834 1,415 1,343 1,070 (4,419) (1,325) (568) 2Q 22 RE Lo an s C&I L oa ns PAA Inv es tm en t S ec . Mtg. W H LO C Sav ing s & IB Tr an sa cti on A cc ts. FH LB & O the r Bor ro wing s Othe r 3Q 22 50,000 60,000 70,000 80,000 3.68 3.23 0.27 0.26 0.07 0.07 0.07 0.03 (0.21) (0.06) (0.05) 2Q 22 C&I L oa ns RE Lo an s IB B al. D FB PAA Inv es tm en t S ec . Mtg. W H LO C Sav ing s & IB Tr an sa cti on A cc ts. FH LB & O the r Bor ro wing s Othe r 3Q 22 3.00 3.50 4.00 Net Interest Income Changes - 3Q22 ($) NIM Changes - 3Q22 (%) (1) Net interest income excl. MW LOC, adjusted, and NIM (FTE) excl. MW LOC, adjusted, excludes PPP income from periods prior to 3Q22, and PAA net accretion for 3Q22. (1) (1)

INVESTMENT SECURITIES

DOLLARS IN MILLIONS, UNAUDITED

Investment Securities Average Balance and Yield



1,133
1,505
1,662
1,869
1,865
1.76
1.63
1.59
1.85
2.12
3Q21
4Q21
1Q22
2Q22
3Q22
Total Securities ($)
Yield (%)

- **The available for sale securities portfolio ended 3Q22 with a net unrealized loss of $223.0 million, pre-tax, largely due to the steepening of the short end of the yield curve during the current year.**
- **BTH merger added $456.8 million in AFS securities, $447.5 million of these securities were sold and the funds were primarily used to pay down short-term FHLB advances.**
- **Total portfolio weighted average effective duration was 5.2 years as of 9/30/2022.**

Accumulated Other Comprehensive (Loss) Income[(1)] ($)



11.9
5.7
(65.9)
(116.0)
(175.2)
3Q21
4Q21
1Q22
2Q22
3Q22

Available for Sale Securities

Sector		Fair Value	%	Market Price	WAL	Effective Duration
Treasury/ Agency	$	250.1	15.0 %	94.02	2.72	2.63
MBS		690.0	41.2	89.16	5.31	4.87
CMO		191.6	11.5	89.32	5.14	4.71
Municipal		382.0	22.8	91.55	9.38	7.71
Corporate/ Other		158.5	9.5	95.25	5.69	4.83
Total	$	1,672.2	100 %	91.03	5.87	5.17

(1) *The accumulated other comprehensive (loss) income primarily represents the unrealized loss, net of tax benefit, of available for sale securities and is a component of equity.*

17
ORIGIN BANCORP, INC.

ORIGIN BANCORP, INC. _______ Service Charges & Fees Mortgage Banking Revenue Insurance Commission & Fee Income Other 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 18 Net Interest Income Noninterest Income 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Noninterest Income ($)(1) Net Interest Income + Noninterest Income ($) NET REVENUE DISTRIBUTION DOLLARS IN THOUSANDS, UNAUDITED Components of Other Noninterest Income 92,246 10,615 3Q22 2Q22 1Q22 4Q21 3Q21 Gain on Fair Value of Lincoln Agency $ — $ — $ — $ 5,200 $ — Limited Partnership Investment Income 112 282 (363) 50 3,078 Swap Fee Income (loss)(2) 25 1 139 (285) 727 Valuation Income (72) 1 (151) 11 (145) Gain on Sale of Securities 1,664 — — 75 — Other 2,524 1,611 1,731 1,973 2,111 GNMA MSR impairment(1) (1,950) — — — — Total $ 2,303 $ 1,895 $ 1,356 $ 7,024 $ 5,771 47,785 13,723 (1) Mortgage banking revenue for 3Q22 was adjusted for the $1.95 million impairment on the GNMA MSR portfolio. (2) To benefit future income, the Company elected to unwind a one-way swap during the quarter ended December 31, 2021, and paid an early termination fee of $296,000.

ORIGIN BANCORP, INC. _______ 39,165 40,346 42,774 44,150 56,241 23,629 24,718 26,488 27,310 31,834 4,353 4,306 4,427 4,514 5,399 2,329 2,302 2,486 2,413 2,689 1,598 1,849 1,560 2,162 2,121 1,949 1,880 1,305 1,517 1,599 3,614 5,307 5,291 5,937 5,427 8,985 Salaries and Employee Benefits Occupancy and Equipment, net Data Processing Office and Operations Loan-related Expenses Merger Transaction Expense Other 3Q21 4Q21 1Q22 2Q22 3Q22 19 Efficiency Ratios (%) (1) NONINTEREST EXPENSE ANALYSIS DOLLARS IN THOUSANDS, UNAUDITED Noninterest Expense Composition ($) Consolidated Efficiency Ratio Core Efficiency Ratio 3Q21 4Q21 1Q22 2Q22 3Q22 53 .0 3% 57 .2 1% 57 .2 5% 56 .9 2% 62 .5 3% 59 .8 9% 58 .9 3% 54 .1 0 % Operating Leverage (%) (1) As used in this presentation, core efficiency ratio is a non-GAAP financial measure. For a reconciliation of non-GAAP financial measures to their comparable GAAP measures, see slides 21-26 of this presentation. E FF IC IE N C Y R A TI O (% ) N IE / A V E R A G E A S S E TS (% ) 2.28 2.16 2.17 2.03 2.08 2.12 2.16 2.23 2.42 56.41 57.86 54.49 56.69 57.21 56.92 62.53 59.89 60.97 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 40 60 80 100 1.5 2.0 2.5 3.0 60 .9 7% 52 .1 6% 571 807

ORIGIN BANCORP, INC. _______ 9.2 9.2 8.8 9.1 9.6 9.5 9.7 9.3 9.5 9.1 Company Level Origin Bank Level 3Q21 4Q21 1Q22 2Q22 3Q22 11.4 11.4 11.3 11.0 10.7 11.8 12.0 11.9 11.4 10.9 Company Level Origin Bank Level 3Q21 4Q21 1Q22 2Q22 3Q22 20 CAPITAL Bank Level Company Level Sub-debt Impact 15.0 14.8 14.6 14.1 14.0 14.0 14.1 13.9 13.4 12.8 Company Level Origin Bank Level 3Q21 4Q21 1Q22 2Q22 3Q22 Total Capital Changes - 3Q22 ($)(1) 936.7 306.3 43.9 33.0 6.7 2.0 (0.9) (4.6) (174.8) 2Q 22 Ban k A cq uis itio n Sub ord ina ted D eb t Net Inc om e e xc l. c red it l os s a cc rua ls Ban k A cq uis itio n A CL A dju stm en ts Othe r Opti on E xe rci se s Divi de nd s Goo dw ill an d I nta ng ibl es 3Q 22 ICap ICap Total Capital to Risk-Weighted Assets (%)(1)Tier 1 Capital to Risk-Weighted Assets (%)(1) Tier 1 Capital to Average Assets (Leverage Ratio) (%)(1) (1) September 30, 2022 ratios are estimated. 1,148.3 Dollars in Millions

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of PTPP Earnings:

	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20
Net Income	$ 16,243	$ 21,311	$ 20,683	$ 28,322	$ 26,978	$ 27,733	$ 25,513	$ 17,552	$ 13,095
Plus: Provision for Credit Losses	16,942	3,452	(327)	(2,647)	(3,921)	(5,609)	1,412	6,333	13,633
Plus: Income Tax Expense	2,820	4,807	5,278	4,860	6,242	6,774	6,009	4,431	3,206
PTPP Earnings	$ 36,005	$ 29,570	$ 25,634	$ 30,535	$ 29,299	$ 28,898	$ 32,934	$ 28,316	$ 29,934

	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Net Income	$ 4,957	$ 753	$ 12,827	$ 14,617	$ 12,283	$ 14,155	$ 13,178	$ 12,318	$ 12,702
Plus: Provision for Credit Losses	21,403	18,531	2,377	4,201	1,985	1,005	1,723	504	311
Plus: Income Tax Expense	786	(427)	3,175	3,620	2,782	3,089	2,725	2,568	2,760
PTPP Earnings	$ 27,146	$ 18,857	$ 18,379	$ 22,438	$ 17,050	$ 18,249	$ 17,626	$ 15,390	$ 15,773

Calculation of Tangible Book Value per Common Share[1] and Adjusted Tangible Book Value per Common Share:

	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20
Total Common Stockholders' Equity	$ 907,024	$ 646,373	$ 676,865	$ 730,211	$ 705,667	$ 688,235	$ 656,355	$ 647,150	$ 627,637
Less: Goodwill	136,793	34,153	34,153	34,368	26,741	26,741	26,741	26,741	26,741
Less: Other Intangible Assets, net	52,384	15,900	16,425	16,962	3,089	3,283	3,505	3,739	3,976
Tangible Common Equity	$ 717,847	$ 596,320	$ 626,287	$ 678,881	$ 675,837	$ 658,211	$ 626,109	$ 616,670	$ 596,920
Less: Accumulated Other Comprehensive (Loss) Income	(175,233)	(115,979)	(65,890)	5,729	11,872	18,914	12,185	25,649	21,998
Adjusted Tangible Common Equity	893,080	712,299	692,177	673,152	663,965	639,297	613,924	591,021	574,922
Divided by Common Shares Outstanding at Period End	30,661,734	23,807,677	23,748,748	23,746,502	23,496,058	23,502,215	23,488,884	23,506,312	23,506,586
Tangible Book Value per Common Share[1]	$ 23.41	$ 25.05	$ 26.37	$ 28.59	$ 28.76	$ 28.01	$ 26.66	$ 26.23	$ 25.39
Adjusted Tangible Book Value per Common Share	$ 29.13	$ 29.92	$ 29.15	$ 28.35	$ 28.26	$ 27.20	$ 26.14	$ 25.14	$ 24.46

	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Total Common Stockholders' Equity	$ 614,781	$ 606,631	$ 599,362	$ 588,363	$ 584,293	$ 568,122	$ 549,779	$ 531,919	$ 519,356
Less: Goodwill	26,741	26,741	26,741	26,741	26,741	26,741	26,741	26,741	22,192
Less: Other Intangible Assets, net	4,212	4,500	4,799	5,101	5,403	5,756	6,120	6,487	1,921
Tangible Common Equity	$ 583,828	$ 575,390	$ 567,822	$ 556,521	$ 552,149	$ 535,625	$ 516,918	$ 498,691	$ 495,243
Less: Accumulated Other Comprehensive (Loss) Income	20,613	15,822	6,333	6,690	5,619	1,524	(2,480)	(6,197)	(4,052)
Adjusted Tangible Common Equity	563,215	559,568	561,489	549,831	546,530	534,101	519,398	504,888	499,295
Divided by Common Shares Outstanding at Period End	23,501,233	23,475,948	23,480,945	23,481,781	23,774,238	23,745,985	23,726,559	23,621,235	23,504,063
Tangible Book Value per Common Share[1]	$ 24.84	$ 24.51	$ 24.18	$ 23.70	$ 23.22	$ 22.56	$ 21.79	$ 21.11	$ 21.07
Adjusted Tangible Book Value per Common Share	$ 23.97	$ 23.84	$ 23.91	$ 23.42	$ 22.99	$ 22.49	$ 21.89	$ 21.37	$ 21.24

[1] A decline in accumulated other comprehensive loss during the YTD period ended September 30, 2022 negatively impacted total stockholders' equity and tangible common equity and caused tangible book value per common share to decline primarily due to the steepening of the short end of the yield curve that occurred during 2022 and its impact on our investment portfolio.

ORIGIN BANCORP, INC.
21

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

Calculation of Core Efficiency Ratio:

	3Q22	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20
Net Interest Income	$ 78,523	$ 59,504	$ 52,502	$ 54,180	$ 52,541	$ 54,292	$ 55,239	$ 51,819	$ 50,617
Less: Insurance and Mortgage Net Interest Income	1,208	1,082	875	946	1,048	979	1,003	1,236	1,125
Total Noninterest Income	13,723	14,216	15,906	16,701	15,923	12,438	17,131	15,381	18,051
Less: Insurance and Mortgage Noninterest Income	4,737	8,047	10,552	5,683	6,179	5,815	8,348	9,326	12,741
Less: Gain on fair value of the Lincoln Agency	—	—	—	5,200	—	—	—	—	—
Less: Gain on sale of securities, net	1,664	—	—	75	—	5	1,668	225	301
Less: Other Noninterest income	—	—	—	—	—	—	—	—	—
Adjusted Total Revenue	$ 84,637	$ 64,591	$ 56,981	$ 58,977	$ 61,237	$ 59,931	$ 61,351	$ 56,413	$ 54,501
Total Noninterest Expense	$ 56,241	$ 44,150	$ 42,774	$ 40,346	$ 39,165	$ 37,832	$ 39,436	$ 38,884	$ 38,734
Less: Insurance and Mortgage Noninterest Expense	8,479	8,397	8,626	6,580	6,688	6,964	7,252	7,195	7,746
Less: Merger and acquisition expense	3,614	807	571	—	—	—	—	—	—
Less: Other Noninterest Expense	—	—	—	—	—	—	1,613	—	—
Adjusted Total Noninterest Expense	$ 44,148	$ 34,946	$ 33,577	$ 33,766	$ 32,477	$ 30,868	$ 30,571	$ 31,689	$ 30,988
Core Efficiency Ratio	52.16 %	54.10 %	58.93 %	57.25 %	53.03 %	51.51 %	49.83 %	56.17 %	56.86 %

	2Q20	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Net Interest Income	$ 46,290	$ 42,810	$ 44,095	$ 44,622	$ 42,969	$ 42,026	$ 42,061	$ 39,497	$ 37,170
Less: Insurance and Mortgage Net Interest Income	1,204	872	735	776	457	346	409	359	189
Total Noninterest Income	19,076	12,144	10,818	12,880	11,176	11,604	10,588	10,237	10,615
Less: Insurance and Mortgage Noninterest Income	13,826	6,456	5,787	6,295	6,288	6,116	4,769	5,927	4,143
Less: Gain on sale of securities, net	—	54	—	20	—	—	(8)	—	—
Less: Other Noninterest income		316			367				1,977
Adjusted Total Revenue	$ 50,336	$ 47,256	$ 48,391	$ 50,411	$ 47,033	$ 47,168	$ 47,479	$ 43,448	$ 41,476
Total Noninterest Expense	$ 38,220	$ 36,097	$ 36,534	$ 35,064	$ 37,095	$ 35,381	$ 35,023	$ 34,344	$ 32,012
Less: Insurance and Mortgage Noninterest Expense	7,944	6,463	6,432	6,435	6,343	6,096	6,429	7,055	5,670
Less: Merger and acquisition expense	—	—	—	—	—	—	—	—	—
Less: Other Noninterest Expense	—	—	—	1,037	—	—	—	—	—
Adjusted Total Noninterest Expense	$ 30,276	$ 29,634	$ 30,102	$ 27,592	$ 30,752	$ 29,285	$ 28,594	$ 27,289	$ 26,342
Core Efficiency Ratio	60.15 %	62.71 %	62.21 %	54.73 %	65.38 %	62.09 %	60.22 %	62.81 %	63.51 %

ORIGIN BANCORP, INC.
22

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED	3Q22	2Q22	3Q21
Calculation of adjusted net income:			
Net interest income after provision for credit losses	$ 61,581	$ 56,052	$ 56,462
Add: CECL provision for non-PCD loans	14,890	—	—
Adjusted net interest income after provision for credit losses	76,471	56,052	56,462
Total noninterest income	13,723	14,216	15,923
Less: GNMA MSR impairment	(1,950)	—	—
Less: Gain on sales of securities, net	1,664	—	—
Adjusted total noninterest income	14,009	14,216	15,923
Total noninterest expense	56,241	44,150	39,165
Less: Merger and acquisition expense	3,614	807	—
Adjusted total noninterest expense	52,627	43,343	39,165
Income tax expense	2,820	4,807	6,242
Add: Income tax expense	3,946	169	—
Adjusted income tax expense	6,766	4,976	6,242
Adjusted Net Income	$ 31,087	$ 21,949	$ 26,978
Calculation of adjusted ROA and adjusted ROE			
Adjusted Net Income	$ 31,087	$ 21,949	$ 26,978
Divided by number of days in the quarter	92	91	92
Multiplied by the number of days in the year	365	365	365
Annualized adjusted net income	$ 123,334	$ 88,037	$ 107,032
Divided by total average assets	$ 9,202,421	$ 7,944,720	$ 7,464,813
Adjusted ROA (annualized)	1.34 %	1.11 %	1.43 %
Divided by total average stockholders' equity	$ 938,752	$ 667,323	$ 703,605
Adjusted ROE (annualized)	13.14 %	13.19 %	15.21 %
Calculation of adjusted EPS and Dilutive EPS:			
Numerator:			
Adjusted Net Income	$ 31,087	$ 21,949	$ 26,978
Denominator:			
Weighted average common shares outstanding[1]	28,298,984	23,740,611	23,429,705
Weighted average diluted common shares outstanding[1]	28,481,619	23,788,164	23,613,010
Adjusted basic earnings per share	$ 1.10	$ 0.92	$ 1.15
Adjusted diluted earnings per share	1.09	0.92	1.14

[1] *Reflects shares issued in conjunction with the BTH merger, which was effective August 1, 2022.*

ORIGIN BANCORP, INC.
23

ORIGIN BANCORP, INC. _______ 3Q22 2Q22 3Q21 Calculation of PTPP Earnings: Net Income $ 16,243 $ 21,311 $ 26,978 Add: Provision for Credit Losses 16,942 3,452 (3,921) Add: Income Tax Expense 2,820 4,807 6,242 PTPP Earnings $ 36,005 $ 29,570 $ 29,299 Calculation of PTPP ROA and PTPP ROE: PTPP Earnings $ 36,005 $ 29,570 $ 29,299 Divided by Number of Days in the Quarter 92 91 92 Multiplied by the Number of Days in the Year 365 365 365 PTPP Earnings, annualized $ 142,846 $ 118,605 $ 116,241 Divided by Total Average Assets 9,202,421 7,944,720 7,464,813 PTPP ROA (Annualized) 1.55% 1.49% 1.56 % Divided by Total Average Stockholders' Equity $ 938,752 $ 667,323 $ 703,605 PTPP ROE (Annualized) 15.22% 17.77% 16.52% 24 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ Nine Months Ended September 30, 2022 September 30, 2021 Calculation of PTPP earnings: Net income $ 58,237 $ 80,224 Add: Provision for credit losses 20,067 (8,118) Add: Income tax expense 12,905 19,025 PTPP earnings $ 91,209 $ 91,131 Calculation of PTPP ROA and PTPP ROE: PTPP earnings $ 91,209 $ 91,131 Divided by number of days in the quarter 273 273 Multiplied by the number of days in the year 365 365 Annualized PTPP earnings $ 121,946 $ 121,842 Divided by total average assets 8,401,701 7,441,055 PTPP ROA 1.45% 1.64 % Divided by total average stockholders' equity $ 776,985 $ 678,223 PTPP ROE 15.69% 17.96 % Calculation of core efficiency ratio: Net interest income $ 190,529 $ 162,072 Less: Insurance and mortgage net interest income 3,165 3,030 Noninterest income 43,845 45,492 Less: Insurance and mortgage noninterest income 23,336 20,342 Less: Gain on sale of securities, net 1,664 1,673 Adjusted total revenue $ 206,209 $ 182,519 Total noninterest expense $ 143,165 $ 116,433 Less: Insurance and mortgage noninterest expense 25,502 20,904 Less: Merger and acquisition expense 4,992 — Less: Other noninterest expense — 1,613 Adjusted total expense $ 112,671 $ 93,916 GAAP efficiency ratio 61.08% 56.09 % Core efficiency ratio 54.64 51.46 25 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ Nine Months Ended September 30, 2022 September 30, 2021 Calculation of adjusted net income: Net interest income after provision for credit losses $ 170,462 $ 170,190 Add: CECL provision on non-PCD loans 14,890 — Adjusted net interest income after provision for credit losses 185,352 170,190 Total noninterest income 43,845 45,492 Less: GNMA MSR impairment (1,950) — Less: Gain on sales of securities, net 1,664 1,673 Adjusted total noninterest income 44,131 43,819 Total noninterest expense 143,165 116,433 Less: Merger and acquisition expense 4,992 — Adjusted total noninterest expense 138,173 116,433 Income tax expense 12,905 19,025 Add: Income tax expense 4,235 (351) Adjusted income tax expense 17,140 18,674 Adjusted Net Income $ 74,170 $ 78,902 Calculation of adjusted ROA and adjusted ROE: Adjusted Net Income $ 74,170 $ 78,902 Divided by number of days in the quarter 273 273 Multiplied by number of days in the year 365 365 Annualized adjusted net income $ 99,165 $ 105,492 Divided by total average assets 8,401,701 7,441,055 Adjusted ROA (annualized) 1.18% 1.42 % Divided by total average stockholders' equity $ 776,985 $ 678,223 Adjusted ROE (annualized) 12.76% 15.55 % Calculation of adjusted EPS and Dilutive EPS: Numerator: Adjusted Net Income $ 74,170 $ 78,902 Denominator: Weighted average common shares outstanding(1) 25,263,681 23,413,794 Weighted average diluted common shares outstanding(1) 25,366,807 23,606,597 Adjusted basic earnings per share $ 2.94 $ 3.37 Adjusted diluted earnings per share 2.92 3.34 26 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES DOLLARS IN THOUSANDS, UNAUDITED (1) Reflects shares issued in conjunction with the BTH merger, which was effective August 1, 2022.